Exhibit 99.1

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer and the Chief Financial Office of The TriZetto Group, Inc. (the “Company”), each hereby certifies that to his knowledge on the date hereof:

(a)	The Annual Report on Form 10-K of the Company for the year ended December 31, 2002, filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2003

/s/ JEFFREY H. MARGOLIS
Jeffrey H. Margolis Chief Executive Officer

Date: March 31, 2003

/s/ MICHAEL J. SUNDERLAND
Michael J. Sunderland Chief Financial Officer

This certification accompanies the Report pursuant to the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.